UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Rainmaker Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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4)	Date Filed:

Copies to:
Arthur Marcus, Esq.
Sichenzia Ross Ference, LLP
1185 Avenue of the Americas
New York, NY 10036
Tel: (212)-930-9700

RAINMAKER WORLDWIDE INC.

271 Brock Street Peterborough

Ontario, Canada K9H 2P8

June 4, 2022

To Our Stockholders:

On behalf of the Board of Directors of Rainmaker Worldwide Inc. (the “Company”, or “RAKR”), I cordially invite you to attend a Special Meeting (the “Special Meeting”) of Stockholders to be held on June 29, 2022, at 12 pm, Eastern Daylight Savings Time (“EDT”). We plan to conduct the Special Meeting in virtual-only (“virtual”) format. Registration to attend the Special Meeting is now open. You can register via this link https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. Voting will take place by proxy. To vote you will need to have your control number that is included on your proxy card. You may be eligible to vote online. Such eligibility is defined along with other voting methods in the Proxy Statement.

At the Special Meeting, the Company’s stockholders will be asked:

To approve the increase in authorized common stock to 500 million from the current 200 million and the establishment of one million preferred shares.

The foregoing item of business is described more fully in the accompanying Proxy Statement. The Board of Directors is not aware of any other business to come before the Special Meeting.

Record Date

The Board of Directors set May 5, 2022, as the record date for the Special Meeting. Only holders of record of our Common Stock as of close of business on May 5, 2022, will be entitled to notice of Special Meeting, and to vote, and for any postponements or adjournments thereof.

Virtual Format

In view of potential adverse issues arising from the public health impact of COVID-19, and the global nature of the RAKR shareholder base the Special Meeting will be held in virtual format via live audio webcast online using this https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f or by phone using the dial-in details below. Shareholders will not be able to attend the Special Meeting in person at a physical location.

Participation

In order to participate in the Special Meeting, shareholders must register by following this https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. Registration is open now and will remain open until meeting time. You will need to have an email address to register. Once registered, the shareholder will receive a reminder email two days before the meeting and again the day of the meeting. Shareholders will be able to listen from their home or from any location by phone or by computer.

Your Vote is Important

Our Board of Directors unanimously recommends that you vote “FOR” the proposals. Please vote promptly by signing, dating and returning the enclosed proxy card or by voting online. You can vote online at https://ipst.pacificstocktransfer.com/pxlogin/ as soon as you receive your proxy card or by returning the completed card by mail. If you hold your stock in a brokerage account, you must contact the broker for assistance for voting your shares. Follow the instructions to vote provided by that broker.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, I URGE YOU TO VOTE ONLINE, OR BY MAIL EARLY AND PRIOR TO THE MEETING TO ENSURE YOUR VOTE IS COUNTED.

Cordially,

RAINMAKER WORLDWIDE INC.

Michael O’Connor
Chairman and Chief Executive Officer

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RAINMAKER WORLDWIDE INC.

271 Brock Street, Peterborough,

Ontario, Canada K9H 2P8

Notice of Special Meeting of Stockholders

To Be Held on June 29, 2022

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”), of Rainmaker Worldwide Inc. (the “Company” or “RAKR”) will be held on June 29, 2022, at 12:00 pm., Eastern Daylight Savings Time (“EDT”), in virtual format via this https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f for the following purposes:

To approve the increase in authorized common stock to 500 million from the current 200 million and the establishment of one million preferred shares.

You are requested to vote online via https://ipst.pacificstocktransfer.com/pxlogin/ or, if your shares are held by a broker, bank or in trust, then please contact your broker for assistance for voting your shares. Follow the instructions to vote provided by that broker.

Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by:

(i) submitting a written notice of such revocation to the Secretary of the Company so that it is received no later than 5:00 p.m. (EDT) June 27, 2022; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Secretary of the Company so that it is received no later than 5:00 p.m. (EDT) June 27, 2022.; or (iii) attending the Special Meeting and voting thereat the shares represented by such proxy card. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to 271 Brock Street, Peterborough, Ontario Canada K9H 2P8 Attention: Secretary. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement which explains the proposal being considered by you and acted upon at the Special Meeting.

The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on May 5, 2022, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote on or before the Special Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Special Meeting until the closing of the polls thereat.

We hope you will vote as soon as possible online or by returning your completed proxy card by mail. You may vote over the internet by following the link above or, by completing the proxy card and mailing to the address contained therein.

By Order of the Board of Directors

Name:	Michael O’Connor
Title:	Chairman and Chief Executive Officer

June 4, 2022

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RAINMAKER WORLDWIDE INC.

271 Brock Street, Peterborough

Ontario Canada K9H 2P8

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 29, 2022

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Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, 0.001 value per share, of Rainmaker Worldwide Inc, a Nevada corporation (which is sometimes referred to in this Proxy Statement as “The Company,” “RAKR,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on June 29, 2022, at 12:00 pm., EDT, in virtual format via this https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. Accordingly, we encourage stockholders to vote either online or by mailing their proxy card as described throughout this document and in the case your shares are held with a brokerage, please follow the brokers’ instructions on the ways that are available to you to vote.

In addition, stockholders may submit questions to info@rainmakerww.com 15 days prior to the date of the meeting using the subject line “Rainmaker Special Meeting”. There is no limit on how many questions a shareholder may submit, but every shareholder has one email to use with a character limit of 4,000.

You will need to have your control number that is included on your proxy card to vote. Voting can begin as soon as the Shareholder receives the Proxy Card either by online voting or by filling out the Proxy Card and following mailing instructions on the card or the instructions from the broker, depending on how the shares are held. Shareholders will be able to listen to the Special Meeting from their home or from any location by dialing into the meeting or by registering and attending online via the https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy will be first sent or given on or about June 4, 2022.

At the Special Meeting, stockholders will be asked:

To approve the increase in authorized common stock to 500 million from the current 200 million and the establishment of one million preferred shares.

The Board of Directors has fixed the close of business on May 5, 2022, as the record date for the determination of stockholders entitled to vote and to receive notice of the Special Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on the matter to come before the Special Meeting and may vote according to the process outlined above (see Q&A below for more details).

Questions and Answers

The following are questions that you, as a stockholder of the Company, may have about the Special Meeting, the proposals being considered at the Special Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q1:	Why am I receiving this proxy statement?

A1:	These proxy materials describe the proposal the Company would like you to vote in the affirmative and to give you information on the proposal so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Special Meeting. As a stockholder, you are invited to attend the virtual Special Meeting and are entitled and requested to vote on the proposal described in this proxy statement.

Q2:	When and where is the Special Meeting?

A2:	The Meeting will take place on June 29, 2022, starting at 12:00 pm, EDT. Given the standard nature of the proposal, we have allotted 30 minutes for the meeting which will end at 12:30pm, EDT. You may attend the virtual Special Meeting by registering via this https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. To vote your shares, login to https://ipst.pacificstocktransfer.com/pxlogin/ with your control number that is included on your Proxy Card any time after June 6, 2022. Shareholders will be able to listen to the meeting, from their home or from any location via dial-in or internet connection through the https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f.

Q3:	Who is entitled to vote at the Special Meeting?

A3:	Only stockholders who our records show owned shares of our common stock as of the close of business on May 5, 2022, which is the record date for the Special Meeting (the “Record Date”), may vote their common stock either online or by following your broker’s instructions. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 144,354,957 shares of common stock outstanding.

Q4:	How are votes counted?

A4:	Each share of our common stock entitles its holder to one vote per share.

Q5:	What am I being asked to vote on?

A5:	You will be voting on the following proposal.

To approve the increase in authorized common stock to 500 million from the current 200 million and the establishment of one million preferred shares.

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Q6:	How does the Company’s Board of Directors recommend that I vote on the proposal set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement?

A6:	Our Board of Directors recommends that you vote “FOR” the proposal set forth in the Notice of Special Meeting of Stockholders and the Proxy Statement as it is critical to give the Executive Management the tools they need to grow the company through organic growth and acquisitions of companies with complementary technologies and sales strategies.

Q7:	Do I have dissenters’ rights if I vote against the proposals?

A7:	No.

Q8:	What do I need to do now?

A8:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement. Then complete, sign, date and return the enclosed proxy card, as promptly as possible, in the accompanying reply envelope or grant your proxy electronically over the Internet through https://ipst.pacificstocktransfer.com/pxlogin/, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” i.e., through your broker, banker or nominee, please refer to the voting instruction forms provided by your broker. We advise you contact your broker well in advance to get these instructions as sometimes banks are delayed in sending out materials.

Q9:	What quorum is required for the Special Meeting?

A9:	A quorum will exist at the Special Meeting if the holders of record of a majority of the issued and outstanding shares of the Company’s common stock are present in virtual format or by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Special Meeting for purposes of determining whether a quorum exists.

Q10:	Who will tabulate the votes?

A10:	The Company has designated a representative of Pacific Stock Transfer Company to tabulate the votes.

Q11:	What vote is required in order for the proposal to be approved?

A11:	The following table sets forth the required vote for the proposal:

Proposal	Required Vote

Increase in Authorized Shares and Establishment of Preferred shares.	Majority of the outstanding shares of common stock of the Company

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Q12:	What are broker non-votes?

A12:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The Proposal is a non-routine ratification. Shareholders must instruct brokers to vote on their behalf in favor of this Proposal.

Q13:	How do I vote my shares if I am a record holder?

A13:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Stockholders may vote online on or before the Special Meeting, or by one of the following methods:

●	By Internet. https://ipst.pacificstocktransfer.com/pxlogin/;

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided. Pacific Stock Transfer, 6725 Via Austi Pkwy, Suite 300, Las Vegas, Nevada 89119

Q14:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A14:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Special Meeting.

Q15:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A15:	For all “non-routine” matters, not without your direction, your broker, bank or other nominee will be permitted to vote your shares on any “non- routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q16:	What is a proxy?

A16:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” Our Board of Directors has designated Michael O’Connor with full power of substitution, as proxy for the Special Meeting.

Q17:	If a stockholder gives a proxy, how are the shares voted?

A17:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q18:	What happens if I do not vote or return a proxy?

A18:	A quorum will exist at the Special Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote during the virtual Special Meeting online or by proxy. Your failure to vote on the proposal, by failing to either submit a proxy or attend the virtual Special Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Special Meeting.

Q19:	What happens if I abstain?

A19:	If you abstain, whether by proxy or online in virtual presence at the Special Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposal but will be counted as “present” at the Special Meeting in determining whether or not a quorum exists.

Q20:	Can I revoke my proxy or change my vote?

A20:

You may change your vote at any time prior to the vote at the Special Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet (only your latest internet proxy submitted prior to the Special Meeting will be counted), (ii) advise our Secretary at our principal executive offices 271 Brock Street Peterborough Ontario Canada K9H 2P8, in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Special Meeting. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the virtual Special Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the virtual Special Meeting and voting online.

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Q21:	If I want to attend the Special Meeting, what should I do?

A21:	In order to participate in the virtual Special Meeting, register early by following this link https://audience.mysequire.com/webinar-view?webinar_id=cd01eb30-f9f1-4505-9fad-46fd1202e34f. Shareholders will be able to listen and vote from their home or from any location by dialing in or joining through the meeting link.

Q22:	What should I do if I receive more than one set of voting materials?

A22:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q23:	What is “householding”?

A23:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at 1-800-785-7782 and leave a detailed voice mail with a contact number or send a written request to Rainmaker Worldwide Inc., 271 Brock Street Peterborough Ontario Canada K9H 2P8, Attention: Secretary. If you have received only one copy of the proxy materials and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q24:	Where can I find the voting results of the Special Meeting?

A24:	The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Form 8-K that will be filed with the SEC following the Special Meeting. All reports the Company files with the SEC are publicly available when filed at www.sec.gov.

Q25:	What if I have questions about lost stock certificates or need to change my mailing address?

A25:	You may contact our transfer agent, Pacific Stock Transfer at 1-800-785-7782, or by email info@pacificstocktransfer.com if you have lost your stock certificate. You may email info@pacificstocktransfer.com if you need to change your mailing address.

Q26:	Who can help answer my additional questions about the proposal or the other matters discussed in this proxy statement?

A26:	If you have questions about the proposal or other matters discussed in this proxy statement, you may contact the Company by E-mail at info@rainmakerww.com. Include “Special Meeting” in the subject line and limit your question to 4000 characters. Please limit your questions to the issue at hand as we are unable to respond to questions related to the business unless we communicate with all shareholders. We are intending to expand our communications team and communicate on the nature of the business on a more regular basis.

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PROPOSAL TO INCREASE AUTHORIZED CAPITAL AND ESTABLISHMENT OF PREFERRED SHARES

Description of the Proposed Increase of Authorized Shares to 500 Million and the Establishment of One Million Preferred Shares

Reasons for the Changes in Authorized Capital

Our Board of Directors believes that increasing authorized capital by 300 million shares and establishing one million preferred shares provides the Board and Executive Management with the tools it needs to finance the Company’s business plan through to cash flow positive.

There is no current plan to issue the stock but the increase in authorized shares affords the Board and Executive Management the opportunity to grow the Company with the most cost-efficient forms of financing. Establishing preferred shares allows the Company to raise equity financing without sacrificing voting rights for the holders of common stock.

In the event shares are issued it will be for the following reasons –

●	General purpose funding for wages and salaries, travel and related expenses – currently the spending level is low and will only increase as revenue is created and increases;
●	Acquisitions of companies with complementary technology or sales pipelines. Such acquisitions would have to be value accretive immediately with revenue and positive cash flow. There are a few opportunities in the acquisition pipeline that fit these criteria. Any acquisition will need to be passed unanimously by the board after being reviewed and vetted by an Acquisition Committee (to be formed prior to shareholder meeting June 29, 2022);
●	Building inventory so that projects can be developed and implemented in real time; and
●	Any costs related to the formation of Joint Ventures to support Water-as-a-Service Projects.

The Board and Executive Management believe that this is a critical step in building value for all stakeholders now that markets and logistics channels are open.

Consequences of the Changes in Authorized Capital

This will not have any negative effect on current shareholders as the shares are not being issued, they are just simply being authorized. There are no imminent plans to issue shares, but it allows the Company to gain access to capital in the future and acquire companies and technologies that are value accretive. This is a standard corporate action for companies in the development phase of growth.

The authorized capital stock of RAKR currently consists of zero shares of preferred stock, and 200,000,000 shares of common stock, 0.001 par value per share.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of the increase in authorized capital to 500 million shares of common stock and establishment of one million preferred shares with no voting rights requires the affirmative vote of a majority of the outstanding shares of common stock of the Company. An abstention is effectively treated as a vote cast against this proposal.

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BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 5, 2022, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person known to us to own or control 5% or more of our Common Stock, (ii) each of our directors, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our current Named Executive Officers and Directors as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. As of May 5, 2022, there were 144,354,957 shares of the Company’s common stock outstanding.

	Name and Address(1)	Common Stock Owned	Number of Shares Exercisable Within 60 Days	Percentage of Common Stock

(i)	Kawartha Entertainment Group Inc. 286 George St. N., Peterborough, Ontario K9J 3H2 Canada	7,389,749	N/A	5.12%
(ii)	James Ross	166,667	500,000	.46%
(ii)	Mamdouh Shoukri	0	233,333	.16%
(ii), (iii)	Larchwood Management Partners Inc. (Michael O’Connor) 271 Brock Street, Peterborough, Ontario K9H 2P8 Canada	7,132,139	N/A	4.94%
(iii)	Kelly White	3,563,801	2,000,000	3.8%
(iv)	Named Executive Officers and Directors as a group	18,252,356	2,733,333	14.27%

Except as otherwise indicated, the address of each beneficial owner is 271 Brock Street, Peterborough, Ontario K9H 2P8 Canada

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code of Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Colorado corporation, we are subject to Section 7-108-501 of the CBCA, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:

(a)	The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum.

(b)	The material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders.

(c)	The conflicting interest transaction is fair as to the corporation.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

FOR THE BOARD OF DIRECTORS

/s/ Michael O’Connor
Chairman of the Board of Directors

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